UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 18, 2007

Patriot Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-22182	84-1070278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CARLSBAD CORPORATE PLAZA
6183 PASEO DEL NORTE, SUITE 180
CARLSBAD, CA 92011
(Address of principal executive offices, zip code)

(760) 547-2700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (127 CFR 240.13e-4(c))

Item 8.01   Other Events.

On December 18, 2007, Patriot Scientific Corporation (the “Company”) issued a press release announcing that it has entered into a business resolution of its legal disputes involving the TPL Group, Toshiba Corporation, Matsushita Electric Industrial Co., Ltd. (Panasonic) and Victor Company of Japan, Limited (JVC) in two patent infringement lawsuits pending in the US District Courts in the Eastern District of Texas and the Northern District of California.  A copy of the press release is attached hereto as Exhibit 99.1.

The Company expressly disclaims any obligation to update this press release and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in this press release does not signify that the information is considered material.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Press release dated December 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation (Registrant)

Date: December 27, 2007	By:	/s/ Clifford Flowers
Clifford Flowers
Chief Financial Officer

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